Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A of RenaissanceRe Holdings Ltd. (the “Company”) for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, which amends the Form 10-K filed with the Securities and Exchange Commission on February 22, 2008 (collectively, the “Report”), I, Fred R. Donner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fred R. Donner
Fred R. Donner Chief Financial Officer June 30, 2008